California Microwave, Inc.
                                               555 Twin Dolphin Drive
                                               Redwood City, CA  94065 USA
                                               (415) 596-9000   Fax: (415)  596-
     6600


     FOR IMMEDIATE RELEASE
     Wednesday, August 13, 1997


     For Further Information Contact:
     Stephanie M. Day           Investor Information Line:       Deborah Passik
     Vice President-            (Toll-free) 1-888-225-6789       William Dunk
     Corporate Communications   http://www.calmike.com           Partners, Inc.
     (415) 596-6629                                              (919) 929-4100


                             CALIFORNIA MICROWAVE REPORTS
                                   FY 1997 RESULTS

     REDWOOD  CITY, CALIFORNIA  -  CALIFORNIA MICROWAVE,  INC. (Nasdaq  National
     Market: CMIC) today reported results from continuing operations for its fiscal year ended June 30, 1997. Continuing operations for all periods presented exclude the operating results of Microwave Networks (MN) and Satellite Transmission Systems (STS) which are being divested. Fiscal 1997 income from continuing operations was $2.6 million, or $.16 per share, on sales of $254.2 million, compared to income from continuing operations of $13.4 million, or $.82 per share, on sales of $240 million in fiscal 1996. Results of continuing operations include $4.8 million (net of tax) of write-downs and other charges that were announced in California Microwave s second-quarter release of operating results. New orders booked in fiscal 1997 totaled $248.1 million compared to $217.5 million for last year. Backlog at June 30, 1997, stood at $91.1 million (95% of which is expected to be delivered over the next 12 months), compared to $97.1 million recorded at the end of fiscal 1996.

     Fiscal 1997 fourth quarter results showed income from continuing operations of $2.6 million, or $.16 per share, on sales of $71.1 million, compared to income from continuing operations of $2.8 million, or $.17 per share, on sales of $63.8 million reported in 1996. New orders booked in the fourth quarter of 1997 totaled $42.3 million compared to $50.6 million reported in the prior year; a break-down of bookings and sales by product and market areas is attached.

     The company expects to receive a tax refund of approximately $10 million early in fiscal 1998 due to tax-loss carryback provisions.

     Discontinued Operations
     In June, 1997, California Microwave announced the planned divestiture of MN and STS. The losses (net of tax) of MN and STS were $26.1 million for the fourth quarter and $59.3 million for the year. Included in the discontinued operations results for the quarter and year ended June 30, 1997, are $14.4 million (net of tax) and $8.3 million (net of tax),

     August 13, 1997                                                           2

     respectively, for the write-off of the unamortized balance of goodwill and for the estimated losses, fees and expenses associated with the divestiture process. Also included in the discontinued operations results for the year are $26.6 million (net of tax) of write-downs, restructuring charges and other charges that were announced in the company s second-quarter release of operating results.





     August 13, 1997                                                           3

     Lawrence New CEO: Global Telecom Operating Experience
     On July 17, after an extensive search process, California Microwave appointed Frederick D. Lawrence chairman of the board, chief executive officer and president. Lawrence has 27 years operating experience in telecommunications. His previous experiences at ComStream and ADC Telecommunications bring to California Microwave global experience in both satellite and terrestrial networks and products. According to Lawrence, "I joined California Microwave because of the strength and potential of its continuing businesses. Our near-term focus will be on operationally strengthening the business, moving from our business review to execution. This means we will be giving high priority to margin improvement and product development, while simultaneously developing a comprehensive California Microwave strategic thrust."

     Focus on Market Leaders
     In December 1996, California Microwave s board of directors initiated a comprehensive business review that culminated in a decision to focus on maintaining and expanding product areas where the company has leading market share positions and high profit potential. Retained businesses include satellite communications and up-link services (EFData and Services divisions), terrestrial video and data radio (Microwave Radio Communications and Microwave Data Systems divisions), and information collection and communications systems (Airborne Systems Integration and
     Government Electronics divisions). These six remaining divisions all participate in point-to-point and point-to-multipoint data transmission markets.

     Accelerated Product Development
     New product development is key to maintaining California Microwave s leading market share positions. During fiscal 1997, the company introduced a number of significant new products. Examples of application-specific products developed to meet certain market needs follow.

     The rapid transition to digital television requires new products to produce, record, transport, and broadcast high-definition digital television programs. In the fourth quarter of its 1997 fiscal year, the company s Microwave Radio Communications division introduced and installed its first 13-GHz digital video microwave radio system for a major network studio-to-transmitter link in New York City.

     In addition to news broadcasters delivering digital television signals via microwave radio, direct-to-home digital television is being transmitted via satellite communications. In response to this new market development, California Microwave s EFData division introduced a new modem designed for the delivery of compressed digital television over satellite. While the modem is currently used for transmitting digital TV in direct-to-home and satellite news gathering applications, in the future it will transmit new high definition TV over satellite. During the year, EFData completed an intensive development project to produce an application-specific integrated circuit-based (ASIC) satellite modem. The incorporation of ASIC technology resulted in a software-configurable satellite modem; characteristics and features can be changed remotely. The product is in full production now

     August 13, 1997                                                           4

     and enjoying wide customer acceptance.

     The utility industry has been encountering difficulties in obtaining FCC operating licenses for wireless data collection and telemetry in a point-to-multipoint licensed service band. In response to its customers needs, the company s Microwave Data Systems (MDS) division just introduced and received FCC certification for a new high-performance, interference-resistant radio that requires no license.

     New Applications for Current Products
     In 1997, MDS won an award valued at $7 million from RACIMEC Informatica Brasileira S.A., a subsidiary of GTEC Corporation in Brazil, to provide radio system equipment for Brazil s National Lottery. Approximately 5,000 remote radios and 500 master station radios will provide reliable, cost-effective point-to-multipoint data communications to lottery terminals in areas not served by telephone lines. Delivery of the radios commenced in March 1997, with the bulk shipping in June 1997.

     Statements made in this press release that are not historical facts, including any statements about expectations for fiscal year 1998 and beyond are forward-looking statements, involving certain risks and uncertainties. Factors that could cause the company s actual results to differ materially from management s projections, estimates and expectations include, but are not limited to, delays in the receipt of orders or in the shipment of products, any delay in execution of the company s divestiture plan, and other factors referred to in the company s Securities and Exchange Commission filings.

     California Microwave, Inc. is a leading U.S. supplier of satellite earth station and microwave radio infrastructure products, installed in more than 110 countries.


     August 13, 1997                                                           5

                              CALIFORNIA MICROWAVE, INC.
                        CONSOLIDATED STATEMENTS OF OPERATIONS
                   (Dollars in thousands except per share amounts)

                              Years Ended               Three Months Ended
                                June 30                      June 30
                           1997       1996     %Change    1997     1996     %
                                                                          Change

     Net Sales           $254,161  $ 239,964    +  6   $ 71,071  $ 63,822   + 11
     Costs of
      products sold       181,404    158,042    + 15     47,324    42,757   + 11
                          _______   ________           _______    _______
     Gross margin          72,757     81,922    - 11     23,747    21,065   + 13
     Expenses:
       Research and
        development        18,214     16,608    + 10      4,788     4,962   -  4
       Marketing and
        administration     46,107     38,747    + 19     12,927    10,330   + 25
       Amortization of
        intangible assets   1,394      1,381    +  1        331       344   -  4
                          _______   ________            _______   _______
          Total expenses   65,715     56,736    + 16     18,046    15,636   + 15
                          _______   ________            _______   _______

     Operating income       7,042     25,186    - 72      5,701     5,429   +  5
     Interest (expense)
      net                  (5,939)    (4,314)   + 38     (1,879)   (1,114)  + 69
     Gain on sale
      of subsidiary         2,744          -                  -         -
                          _______   ________            _______   _______

     Income from continuing
      operations before
      income taxes          3,847     20,872    - 82      3,822     4,315   - 11
     Provision for
      income taxes          1,268      7,514    - 83      1,260     1,554   - 19
                          _______   ________            _______   _______
     Income from continuing
      operations            2,579     13,358    - 81      2,562     2,761   -  7

     Loss from discontinued
      operations          (59,345)    (1,735)     NM    (26,056)   (1,218)    NM
                          _______   ________            _______   _______

     Net income (loss)  $ (56,766) $  11,623      NM  $ (23,494) $  1,543     NM
                         ========   ========           ========   =======

     Per share
     Income from continuing
      operations           $  .16      $ .82    - 80      $ .16      $.17   -  6
     Discontinued
      operations            (3.66)      (.11)     NM      (1.59)     (.08)    NM
     Net income             (3.50)       .72      NM      (1.44)      .10     NM

     Average Shares
      and Equivalents
      (Thousands)           16,226     16,200      -      16,351     16,193    -

     Bookings            $ 248,135  $ 217,461   + 14    $ 42,261    $50,557 - 16

     August 13, 1997                                                           6

     Backlog                91,082     97,108   -  6      91,082     97,108 -  6

                              CALIFORNIA MICROWAVE, INC.

                               CONDENSED BALANCE SHEET
                                (Dollars in thousands)


                                                 June 30      June 30
                                                  1997         1996
                                                 _______      _______
          Assets
          Cash and cash equivalents            $   4,974    $   4,560
          Receivables                             51,374       38,576
          Inventories                             50,353       50,026
          Income tax refunds and
            deferred tax assets                   35,855       12,360
          Net assets of discontinued
            businesses                            79,656      126,990
          Property, plant and equipment (net)     22,812       23,597
          Intangible assets                       29,488       30,882
          Other assets                             7,534        7,296
                                                 _______      _______
                                               $ 282,046    $ 294,287
                                                ========     ========
          Liabilities and stockholders'
            equity
          Current liabilities                  $  85,931    $  47,142
          Long-term liabilities                   78,091       77,133
          Stockholders' equity                   118,024      170,012
                                                ________     ________
                                               $ 282,046    $ 294,287


                                        # # #





     August 13, 1997                                                           7

                              CALIFORNIA MICROWAVE, INC.

              Fiscal 1997 Bookings and Sales by Product and Market Areas
                                    (in millions)

                                                         %          % of
                                      FY97      FY96   Change       FY97
          _______________________________________________________________
          BOOKINGS
          Satellite Communications  $ 90.7     $77.8    + 17        37
          Information Collection
           and Communications         81.0      67.9    + 19        33
          Radio Products              76.4      71.9    +  6        30
                                    __________________________________
             Total                  $248.1    $217.6    + 14       100
                                    __________________________________

          US Government             $ 98.0    $ 84.0   +  17        39
          US Commercial               76.3      70.6   +   8        31
          International               73.8      63.0   +  17        30
                                    __________________________________
             Total                  $248.1    $217.6   +  14       100
                                    __________________________________

          SALES
          Satellite Communications  $ 85.7    $ 91.5      (6)       34
          Information Collection
           and Communications         91.8      78.7   +  17        36
          Radio Products              76.7      69.8   +  10        30
                                    __________________________________
             Total                  $254.2    $240.0   +   6       100
                                    __________________________________

          US Government             $105.7    $ 95.1   +  11        41
          US Commercial               75.6      72.2   +   5        30
          International               72.9      72.7       -        29
                                    __________________________________
             Total                  $254.2    $240.0   +   6       100
                                    __________________________________



                                      FY97      FY96     %          % of
                                       Q4        Q4    Change       FY97
          _______________________________________________________________
          BOOKINGS
          Satellite Communications  $ 19.3   $  17.0   +  14        46
          Information Collection
           and Communications          6.6      15.9     (58)       15
          Radio Products              16.4      17.7      (7)       39
                                    __________________________________
             Total                  $ 42.3   $  50.6     (16)      100
                                    __________________________________





     August 13, 1997                                                           8

          US Government             $  8.4   $  19.4     (57)       20
          US Commercial               19.2      18.0   +   7        45
          International               14.7      13.2   +  11        35
                                    __________________________________
             Total                  $ 42.3   $  50.6     (16)      100
                                    __________________________________

          SALES
          Satellite Communications  $ 27.5   $  22.1   +  24        39
          Information Collection
           and Communications         23.8      22.7   +   5        33
          Radio Products              19.8      19.0   +   4        28
                                    __________________________________
             Total                  $ 71.1   $  63.8   +  11       100
                                    __________________________________

          US Government            $  27.5   $  27.4       -        39
          US Commercial               20.9      22.0      (5)       29
          International               22.7      14.4      58        32
                                   ___________________________________
             Total                 $  71.1   $  63.8   +  11       100
                                   ___________________________________